Exhibit 99.3

January 2008

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or

Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

Yearly Data

	Years Ended December 31,
	2007	2006	2005	2004	2003
Ratios (percent)
Return on average assets	1.07	1.13	1.50	1.61	1.90
Return on average equity	11.4	12.1	16.6	17.2	19.0
Average equity as a percent of average assets	9.35	9.32	9.06	9.34	10.01
Net interest margin (b)	3.36	3.06	3.23	3.48	3.62
Efficiency (b)	61.1	60.5	53.2	53.9	47.0
Net losses charged off as a percent of average loans and leases	0.61	0.44	0.45	0.45	0.63
Allowance for loan and lease losses as a percent of loans and leases	1.17	1.04	1.06	1.19	1.33
Allowance for credit losses as a percent of loans and leases	1.29	1.14	1.16	1.31	1.47
Nonperforming assets as a percent of loans, leases and other assets, including OREO	1.32	0.61	0.52	0.51	0.61
Allowance for loan and lease losses as a percent of nonperforming assets	88.06	169.62	206.03	235.32	218.85
Allowance for credit losses as a percent of nonperforming assets	96.99	186.33	225.33	259.05	242.01
Common Share Data
Earnings per share	$2.04	$2.14	$2.79	$2.72	$2.91
Earnings per diluted share	2.03	2.13	2.77	2.68	2.87
Cash dividends per common share	1.70	1.58	1.46	1.31	1.13
Book value per share	17.24	18.02	17.00	16.00	15.29
Common shares outstanding, excluding treasury	532,671,925	556,252,674	555,623,430	557,648,989	566,685,301
Market price per share:
High	$43.32	$41.57	$48.12	$60.00	$62.15
Low	24.82	35.86	35.04	45.32	47.05
Close	25.13	40.93	37.72	47.30	59.10
Price/earnings ratio (a)	12.44	19.13	13.57	17.65	20.59
Supplemental Data
Common dividends declared ($ in millions)	$914	$880	$810	$735	$645
Full-time equivalent employees	21,683	21,362	21,681	19,659	18,899
Banking centers	1,227	1,150	1,119	1,011	952

(a)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

(b)	Presented on a fully taxable equivalent basis (“FTE”).

Yearly Data

	Years Ended December 31,
	2007	2006	2005	2004	2003
Income Statement ($ in millions)
Interest income (FTE)	$6,051	$5,981	$5,026	$4,150	$4,030
Interest expense	3,018	3,082	2,030	1,102	1,086

Net interest income (FTE)	3,033	2,899	2,996	3,048	2,944
Provision for loan and lease losses	628	343	330	268	399
Noninterest income:
Electronic payment processing revenue	989	857	748	631	593
Service charges on deposits	579	517	522	515	485
Investment advisory revenue	382	367	358	363	335
Corporate banking revenue	367	318	299	228	241
Mortgage banking net revenue	133	155	174	178	302
Other noninterest income	176	300	360	587	443
Securities gains (losses), net	21	(364)	39	(37)	81
Securities gains, net – non-qualifying hedges on mortgage servicing rights	6	3	—	—	3

Total noninterest income	2,653	2,153	2,500	2,465	2,483
Noninterest expense:
Salaries, wages, and incentives	1,239	1,174	1,133	1,018	1,031
Employee benefits	278	292	283	261	240
Payment processing expense	407	325	272	224	200
Net occupancy expense	269	245	221	185	159
Technology and communications	169	141	142	120	106
Equipment expense	123	116	105	84	82
Other noninterest expense	990	763	771	1,080	733

Total noninterest expense	3,475	3,056	2,927	2,972	2,551

Income from continuing operations before income taxes, minority interest and cumulative effect (FTE)	1,583	1,653	2,239	2,273	2,477
Taxable equivalent adjustment	24	26	31	36	39

Income from continuing operations before income taxes, minority interest and cumulative effect	1,559	1,627	2,208	2,237	2,438
Applicable income taxes	461	443	659	712	786

Income from continuing operations before minority interest and cumulative effect	1,098	1,184	1,549	1,525	1,652
Minority interest, net of tax	—	—	—	—	(20)

Income from continuing operations before cumulative effect	1,098	1,184	1,549	1,525	1,632
Income from discontinued operations, net of tax (a)	—	—	—	—	44

Income before cumulative effect	1,098	1,184	1,549	1,525	1,676
Cumulative effect of change in accounting principle, net of tax	—	4	—	—	(11)

Net income	$1,098	$1,188	$1,549	$1,525	$1,665

Net income available to common shareholders (b)	$1,097	$1,188	$1,548	$1,524	$1,664

Regulatory Capital Data ($ in millions) (c)
Tier I capital	$8,931	$8,625	$8,209	$8,522	$8,168
Tier II capital	2,809	2,760	2,031	1,654	1,824

Total risk-based capital	$11,740	$11,385	$10,240	$10,176	$9,992

Total risk-weighted assets	$115,775	$102,823	$98,293	$82,633	$74,477

Tier I capital ratio	7.71%	8.39%	8.35%	10.31%	10.97%
Total risk-based capital ratio	10.14%	11.07%	10.42%	12.31%	13.42%
Tier I leverage ratio	8.51%	8.44%	8.08%	8.89%	9.11%

(a)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.

(b)	Dividends on preferred stock are $.740 million for all years presented.

(c)	2007 regulatory capital data and ratios are estimated.

Yearly Data

	As of December 31,
	2007	2006	2005	2004	2003
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,687	$2,737	$3,078	$2,561	$2,359
Available-for-sale securities	10,677	11,053	21,924	24,687	28,999
Held-to-maturity securities	355	356	389	255	135
Trading securities	171	187	117	77	55
Other short-term investments	593	809	158	532	268

Total cash and securities	14,483	15,142	25,666	28,112	31,816
Loans held for sale	4,329	1,150	1,304	559	1,881
Portfolio loans and leases	80,253	74,353	69,925	59,808	52,308

Total loans and leases	84,582	75,503	71,229	60,367	54,189
Allowance for loan and lease losses	(937)	(771)	(744)	(713)	(697)
Operating lease equipment	353	202	143	304	767
Goodwill	2,470	2,193	2,169	979	738
Intangible assets	147	166	208	150	195
Servicing rights	618	524	441	352	299
Other real estate owned	159	88	54	63	55
Other assets	9,109	7,622	6,059	4,842	3,892

Total assets	$110,984	$100,669	$105,225	$94,456	$91,254

Liabilities
Deposits:
Demand	$14,404	$14,331	$14,609	$13,486	$12,142
Interest checking	15,254	15,993	18,282	19,481	19,757
Savings	15,635	13,181	11,276	8,310	7,375
Money market	6,521	6,584	6,129	4,321	3,201
Foreign Office	2,572	1,353	421	153	16
Other time	11,440	10,987	9,313	6,837	6,201
Certificates - $100,000 and over	6,738	6,628	4,343	2,121	1,856
Other foreign office	2,881	323	3,061	3,517	6,547

Total deposits	75,445	69,380	67,434	58,226	57,095
Federal funds purchased	4,427	1,421	5,323	4,714	6,928
Short-term bank notes	—	—	—	775	500
Other short-term borrowings	4,747	2,796	4,246	4,537	5,742
Other liabilities	4,325	4,492	3,549	3,297	3,259
Long-term debt	12,857	12,558	15,227	13,983	9,063

Total liabilities	101,801	90,647	95,779	85,532	82,587
Shareholders’ Equity
Common and preferred equity	11,518	11,433	11,138	10,507	9,749
Accumulated other comprehensive income related to employee benefit plans	(57)	(59)	(5)	(64)	(63)
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(69)	(120)	(408)	(105)	(57)
Treasury stock, at cost	(2,209)	(1,232)	(1,279)	(1,414)	(962)

Total shareholders’ equity	9,183	10,022	9,446	8,924	8,667

Total liabilities & shareholders’ equity	$110,984	$100,669	$105,225	$94,456	$91,254

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	532,671,925	556,252,674	555,623,430	557,648,989	566,685,301
Treasury shares held	50,755,179	27,174,430	27,803,674	25,802,702	16,766,390

Yearly Data

	Years Ended December 31,
	2007	2006	2005	2004	2003
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$78,348	$73,493	$67,737	$57,042	$52,414
Taxable securities	11,131	20,306	24,017	29,365	27,584
Tax exempt securities	499	604	789	917	1,056
Other short-term investments	364	378	193	315	307

Total interest-earning assets	90,342	94,781	92,736	87,639	81,361
Cash and due from banks	2,315	2,495	2,758	2,216	1,600
Other assets	10,613	8,713	8,102	5,763	5,250
Allowance for loan and lease losses	(793)	(751)	(720)	(722)	(730)

Total assets	$102,477	$105,238	$102,876	$94,896	$87,481

Liabilities
Interest-bearing liabilities:
Interest checking	$14,820	$16,650	$18,884	$19,434	$18,679
Savings	14,836	12,189	10,007	7,941	8,020
Money market	6,308	6,366	5,170	3,473	3,189
Foreign office	1,762	732	248	85	2
Other time	10,778	10,500	8,491	6,208	6,426
Certificates - $100,000 and over	6,466	5,795	4,001	2,403	3,832
Other foreign office	1,393	2,979	3,719	4,364	3,860
Short-term borrowings	6,890	8,670	9,511	13,539	12,373
Long-term debt	12,505	14,247	16,384	13,323	8,747

Total interest-bearing liabilities	75,758	78,128	76,415	70,770	65,128
Demand deposits	13,261	13,741	13,868	12,327	10,482
Other liabilities	3,875	3,558	3,276	2,939	2,883

Total liabilities	92,894	95,427	93,559	86,036	78,493
Minority interest	—	—	—	—	234
Shareholders’ equity	9,583	9,811	9,317	8,860	8,754

Total liabilities & shareholders’ equity	$102,477	$105,238	$102,876	$94,896	$87,481

Average loans and leases (excluding held for sale)	$76,033	$72,447	$66,685	$55,951	$49,700
Average common shares outstanding:
Basic	537,669,793	554,983,021	554,410,581	561,258,539	571,590,128
Diluted	540,118,386	557,493,607	558,442,819	568,234,313	580,003,074

Yearly Data

	Years Ended December 31,
	2007	2006	2005	2004	2003
Asset Quality ($ in millions)
Nonaccrual loans and leases	$893	$352	$294	$228	$242
Renegotiated loans and leases	—	—	—	1	8
Other assets, including other real estate owned	171	103	67	74	69

Total nonperforming assets	$1,064	$455	$361	$303	$319

Ninety days past due loans and leases	$491	$210	$155	$142	$145

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$26,079	$20,831	$19,377	$16,107	$14,261
Commercial mortgage	11,967	10,405	9,188	7,636	6,894
Commercial construction	5,561	6,168	6,342	4,348	3,301
Commercial leases	3,737	3,841	3,698	3,426	3,264

Subtotal - commercial	47,344	41,245	38,605	31,517	27,720
Consumer:
Residential mortgage	11,433	9,905	8,991	7,912	5,865
Home equity	11,874	12,154	11,805	10,318	8,783
Automobile loans	11,183	10,028	9,396	7,734	8,606
Credit card	1,591	1,004	788	794	727
Other consumer loans and leases	1,157	1,167	1,644	2,092	2,488

Subtotal - consumer	37,238	34,258	32,624	28,850	26,469

Total loans and leases	$84,582	$75,503	$71,229	$60,367	$54,189

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$249	$54	$31	$13	$19
Commercial mortgage	243	84	51	51	42
Commercial loans and leases	180	133	146	111	136
Consumer mortgage and construction	121	38	30	24	26
Other consumer loans and leases	100	43	36	30	27

Total nonperforming loans	$893	$352	$294	$229	$250

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(544)	$(408)	$(373)	$(321)	$(380)
Recoveries	81	92	74	69	68

Net losses charged off	$(463)	$(316)	$(299)	$(252)	$(312)